Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): November 13, 2006




                        Commission File Number:   333-57780



                             INTERCARE DX, INC.
             (Exact name of registrants specified in its charter)

               California                          95-4304537

      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)                Identification No.)


                              6201 Bristol Parkway
                             Culver City, CA 90230
                       (213) 627-8878 Fax: (310) 743-0581



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)

































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SECTION  1.  Registrants Business and Operations
Not  Applicable

SECTION  2.   Financial  Information
Not  Applicable

SECTION  3.  , Securities and Trading Markets
Not  Applicable

SECTION  4.  Matters Relating to Accountants
and Financial Statements

Item 4.01  Changes in Registrant's Certifying Accountant

Pursuant to Item 304 of Regulation S-B, the Company makes the following representation:


(i) On November 10, 2006 the registrant appointed Chang G. Park, CPA , as the Company's independent accountant for the September 30, 2006 third Quarter financial review and fiscal year ended December 31, 2006 annual audit. On November 13, 2006 the accounting firm of Madsen and Associates CPA's Inc, was dismissed as a Certifying Accountant for the Registrant for the fiscal year ended December 31, 2005, the first and second quarters of 2006.

(ii) None of the prior certifying accountant's reports on the Company's financial statements for the past two years contained an adverse opinion, a qualification or disclaimer of an opinion, or was modified as to uncertainty, audit scope or accounting principles.

(iii) The appointment of Chang G. Park, CPA and the dismissal of the Accounting Firm of Madsen and Associates, CPA's Inc, was recommended by the board of directors.

(iv) During the Company's most recent two fiscal years and subsequent interim periods up to the date of the change in certifying accountant, there were no disagreements with the accounting firm of Madsen and Associates, CPA's , on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if any, not resolved to the satisfaction of the accounting firm of Madsen and Associates, CPA's would have caused the accounting firm of Madsen and Associates, CPA's Inc to make a reference to the subject matter of the disagreement(s) in connection with his reports.

(v) Effective November 10, 2006, the Company has appointed Chang G. Park, CPA , with offices at 6474 University Ave, San Diego, CA 92115-5807, as certifying accountant for the company and its' predecessor.

(vi) The Company did not consult with Chang G. Park, CPA with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company's financial statements prior to their engagement.

(vii) The Company has requested that the accounting firm of Madsen and Associates CPA's Inc review the disclosure in this report and that it has been given the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

SECTION  5.  Corporate governance and Management              Not  Applicable

SECTION  6.  Reserved              Not  Applicable

SECTION  7.  Regulation FD         Not  Applicable

SECTION  8:  Other Events                                 Not  Applicable

SECTION  9:  Financial Statements and Exhibits


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Item 9.01  Financial Statements and Exhibits

c.    Exhibits

EXHIBIT ITEM.     DESCRIPTION
------------     -------------
Exhibit  16.1  -  Acknowledgement letter to Commissioner from the Accounting firm of Madsen  and Associates  CPA's Inc


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             InterCare DX, Inc.
                                               (Registrant)

Date:  November 10, 2006              By:/s/  Anthony  C.  Dike
                                      -------------------------
                                          Anthony  C.  Dike
                                 (Chairman, Chief Executive Officer)

















































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                                    EXHIBIT 16.1

Acknowledgement letter to Commissioner from the Accounting firm of Madsen and Associates CPA's Inc

Madsen  and Associates  CPA's Inc
684 East Vine Street, Suite 3,
Murray, UT 84107
(801) 268-2632


November 13  2006

Securities  and  Exchange  Commission
450  5th  Street,  N.W.
Washington,  D.C.  20549



Gentlemen:


I have been furnished with a copy of the response to Section 4, Item 4.01 of Form 8-K dated November 13, 2006 for the event that occurred on November 10, 2006 as filed by our former client, InterCare DX, Inc. I agree with the statements contained in paragraphs (i), (ii), (iii), (iv) and (vii) made in response to that Item insofar as they relate to our firm.


Very  truly  yours,

/s/  Madsen and Associates CPA's Inc.
-------------------------------
Madsen  and Associates  CPA's Inc
684 East Vine Street, Suite 3,
Murray, UT 84107






























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